STATEMENT OF ADDITIONAL INFORMATION
                       AMERICAN BEACON SELECT FUNDS(sm)
            (formerly known as American AAdvantage Select Funds)

                              January 5, 2007

             Money Market Select Fund (the "Money Market Fund")
 U.S. Government Money Market Select Fund (the "U.S. Gov't. Money Market Fund")

   This Statement of Additional Information ("SAI") should be read in conjunction with the Funds' prospectus dated March 1, 2006 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 231-4252 or by visiting www.americanbeaconfunds.com. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

   The American Beacon Select Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2005, as audited by Ernst & Young, LLP, is supplied with the SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

                         TABLE OF CONTENTS
Organization and History of the Funds.........................................1
Non-Principal Investment Strategies and Risks.................................2
Investment Restrictions.......................................................3
Disclosure of Portfolio Holdings..............................................4
Trustees and Officers of the Select Trust and the Master Trust................5
Code of Ethics................................................................9
Proxy Voting Policies.........................................................9
Control Persons and 5% Shareholders...........................................9
Management and Administrative Services.......................................10
Other Service Providers......................................................11
Portfolio Securities Transactions............................................11
Redemptions in Kind..........................................................11
Net Asset Value..............................................................11
Tax Information..............................................................11
Description of the Select Trust..............................................13
Other Information............................................................13
Appendix A:
   Proxy Voting Policy and Procedures for the Select and Master Trusts......A-1

                   ORGANIZATION AND HISTORY OF THE FUNDS
   The Money Market Fund and the U.S. Gov't. Money Market Fund (collectively, the "Funds") are separate investment portfolios of the American Beacon Select Funds (the "Select Trust"). The Select Trust is a no-load, open-end, diversified management investment company. The Select Trust was organized as a Massachusetts business trust on August 18, 1999. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.

   Each Fund invests all of its investable assets in a corresponding portfolio with a similar name and an identical investment objective. Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the American Beacon Master Trust (the "Master Trust"), a separate investment company managed by American Beacon Advisors, Inc.
(the "Manager").

   The names of the Funds, the Select Trust, the Master Trust, and the Manager have changed over the past five years. The former and current names of each are listed below.


NAME PRIOR TO DEC. 1, 2001            NAME FROM DEC. 1, 2001 THROUGH FEB. 28, 2005         NAME AS OF MARCH 1, 2005
American Select Cash Reserve Fund     American AAdvantage Money Market Select Fund         American Beacon Money Market Select Fund
American Select Funds                 American AAdvantage Select Funds                     American Beacon Select Funds



NAME PRIOR TO MARCH 1, 2005                                          NAME AS OF MARCH 1, 2005
American AAdvantage U.S. Government Money Market Select Fund         American Beacon U.S. Government Money Market Select Fund
AMR Investment Services Trust                                        American Beacon Master Trust
AMR Investment Services, Inc.                                        American Beacon Advisors, Inc.


                 NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Fund may:
   1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

   2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), or exemptive relief granted by the Securities and Exchange Commission ("SEC").

   3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Funds do not currently engage in securities lending nor does the Manager anticipate that they will do so in the near future.

   4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date.
The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing.

   5. Purchase securities in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). A Fund will not invest more than 10% of its respective net assets in Section 4(2) securities and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Master Trust's Board of Trustees ("Master Trust Board"), that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

                          INVESTMENT RESTRICTIONS

   Each Fund has the following fundamental investment policy that enables it to invest in its corresponding Portfolio of the Master Trust:

      Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

   All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical. Therefore, lthough the following discusses the investment policies of each Portfolio and the Master Trust Board, it applies equally to each Fund and the Select Trust's Board of Trustees ("Select Trust Board").

   In addition to the investment limitations noted in the Prospectus, the following nine restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended
(the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing the shareholders not voting will be voted by the Select Trust Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio of the Master Trust may:

   1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

   2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

   3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, a Portfolio may be deemed an underwriter under federal securities law.

   4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Portfolio's investment objective, policies and limitations, or
       (iv) by engaging in repurchase agreements with respect to portfolio securities.

   5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

   6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

   7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets.

   8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except the Money Market Portfolio, as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

   The Money Market Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuers of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).

   The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

   The following non-fundamental investment restrictions apply to each Fund and Portfolio and may be changed with respect to a Fund by a vote of a majority of the Select Trust Board or, with respect to a Portfolio, by a vote of a majority of the Master Trust Board. No Fund or Portfolio may:

   1. Invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

   2. Purchase securities on margin or effect short sales (except that a Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities).

   All Funds and Portfolios of the Master Trust may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, the Money Market Fund or Money Market Portfolio may invest up to 25% of its total assets in the aggregate of the Municipal Money Market Portfolio and U.S. Government Money Market Portfolio, and the U.S. Gov't. Money Market Fund or U.S. Government Money Market Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio and Municipal Money Market Portfolio. The Funds or Portfolios may incur duplicate advisory or management fees when investing in another mutual fund.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
   The Portfolios publicly disclose portfolio holdings information as follows:

     1. a complete list of holdings for each Portfolio on an annual and semi-annual basis in the reports to shareholders and in publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;
     2. a complete list of holdings for each Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;
     3. a complete list of holdings for each Portfolio as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and
     4. top ten holdings for each Portfolio as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

   Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Portfolios. The Funds and Portfolios have adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. The Manager has determined that selective disclosure of nonpublic holdings information for the Portfolios does not pose a significant risk of harm to Fund shareholders. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Portfolios, the Funds and their shareholders. Therefore, selective disclosure of holdings information for the Portfolios is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of Portfolio holdings would not be in the best interests of Fund shareholders. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Portfolios under certain circumstances.

   The Portfolios have ongoing arrangements with a variety of third party service providers that require access to Portfolio holdings to provide services necessary to the Portfolios' and Funds' operations ("service providers"). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The Portfolios have determined that selective and complete disclosure of holdings information to the following categories of service providers fulfills a legitimate business purpose and is in the best interest of shareholders: custodian and sub-custodian banks, auditors, securities lending agents, pricing services, consultants, financial intermediaries, the distributor and Fund counsel. The service providers have a duty to keep the Portfolios' nonpublic information confidential either through written contractual arrangements with the Portfolios, the Funds or the Manager or by the nature of their role with respect to the Portfolios and Funds.

   The Portfolios have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Portfolios have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Portfolios have arrangements with the following rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

        Bloomberg                           Morningstar
        Lipper/Reuters                      Standard & Poor's Ratings Services
        Moody's Investors Service           Thomson Financial Research


   The rating and ranking organizations receiving holdings information prior to disclosure on the Funds' website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Portfolios withhold disclosure of holdings information until the day following disclosure on the Funds' website.

        TRUSTEES AND OFFICERS OF THE SELECT TRUST AND THE MASTER TRUST

   The Select Trust Board and the Master Trust Board provide broad supervision over each Trust's affairs. The Manager is responsible for the management and the administration of the Select Trust's assets, and the Select Trust's officers are responsible for the Select Trust's operations. The Trustees and officers of the Select Trust and the Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Select Trust, the Master Trust, the American Beacon Funds, and the American Beacon Mileage Funds.


                              Position, Term of Office
                                and Length of Time
Name, Age and Address         Served with each Trust          Principal Occupation(s) During Past 5 Years and Current Directorships
----------------------        -------------------------       ---------------------------------------------------------------------
INTERESTED TRUSTEES
                                       Term
                              Lifetime of Trust until
                              removal, resignation or
                                    retirement*

William F. Quinn** (58)       Trustee and President of        Chairman and CEO (2006-Present) President (1986-2006) and Director
                              Master Trust since 1995 and     (2003-Present), American Beacon Advisors, Inc.;Chairman (1989-2003)
                              Select Trust since 1999         and Director (1979-1989, 2003-Present), American Airlines Federal
                                                              Credit Union; Director, Crescent Real Estate Equities, Inc. (1994-
                                                              Present); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-Present); Director of Investment Committee, Southern
                                                              Methodist University Endowment Fund (1996-Present); Member of
                                                              Advisory Board, Southern Methodist University Cox School of Business
                                                              (1999-2002); Member of Pension Manager Committee, New York Stock
                                                              Exchange (1997-1998, 2000-2002); Vice Chairman, Committee for the
                                                              Investment of Employee Benefits (2004-Present); Chairman of Defined
                                                              Benefit Sub-Committee, Committee for the Investment of Employee
                                                              Benefits (2002-2004); Director, United Way of Metropolitan Tarrant
                                                              County (1988-2000, 2004-Present); Trustee, American Beacon Funds
                                                              (1987-Present); Trustee, American Beacon Mileage Funds (1995-Present).

Douglas G. Herring** (49)    Trustee and Officer              President, American Beacon Advisors, Inc. (2006-Present); Vice
                             since 2006                       President and Controller, American Airlines, Inc. (1998-2006);
                                                              Chairman (2003-Present) and Director (1995-Present), American
                                                              Airlines Federal Credit Union; Trustee, American Beacon Funds
                                                              (2006-Present); Trustee, American Beacon Mileage Funds (2006-Present)


Alan D. Feld**(69)           Trustee of Master Trust          Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                             since 1996 and Select           (1960-Present); Director, Clear Channel Communications (1984-Present);
                               Trust since 1999               Trustee, CenterPoint Properties, Inc. (1994-Present); Trustee,
                                                              American Beacon Funds (1996- Present); Trustee, American Beacon
                                                              Mileage Funds (1996-Present).


                               Position, Term of Office
                                 and Length of Time
Name, Age and Address          Served with each Trust         Principal Occupation(s) During Past 5 Years and Current Directorships
----------------------         -------------------------      ---------------------------------------------------------------------

NON-INTERESTED TRUSTEES
                                        Term
                               Lifetime of Trust until
                               removal, resignation or
                                     retirement*

Humphrey Bogart (61)           Trustee since 2004             Board Member, Baylor University Medical Center Foundation
                                                              (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA
                                                              (1996-1997); President and CEO, Fidelity Investments Southwest
                                                              Company (1983-1995); Senior Vice President of Regional Centers,
                                                              Fidelity Investments (1988-1995); Trustee, American Beacon Funds
                                                              (2004-Present); Trustee, American Beacon Mileage Funds (2004-Present).

Brenda A. Cline (45)          Trustee since 2004              Executive Vice President, Chief Financial Officer, Treasurer and
                                                              Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas
                                                              Christian University (1998-Present); Trustee, W.I. Cook Foundation,
                                                              Inc. (d/b/a Cook Children's Health Foundation) (2001-Present);
                                                              Director, Christian Church Foundation (1999-Present); Trustee,
                                                              American Beacon Funds (2004-Present); Trustee, American Beacon
                                                              Mileage Funds (2004-Present).

Richard A. Massman (62)      Trustee since 2004               Senior Vice President and General Counsel, Hunt Consolidated, Inc.
                                                              (holding company engaged in energy, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American
                                                              Beacon Funds (2004-Present); Trustee, American Beacon Mileage Funds
                                                              (2004-Present).

Stephen D. O'Sullivan (70)   Trustee of Master Trust          Consultant (1994-Present); Trustee, American Beacon Funds
                             since 1995 and Select           (1987-Present); Trustee, American Beacon Mileage Funds (1995-Present).
                             Trust since 1999



R. Gerald Turner (60)        Trustee of Master and            President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.     Select Trusts since 2001         Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc.
Southern Methodist University                                 (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                           (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing)
                                                              (2003-Present); Director, First Broadcasting Investment Partners, LLC
                                                              (2003-Present); Member, United Way of Dallas Board of Directors;
                                                              Member, Salvation Army of Dallas Board of Directors; Member,
                                                              Methodist Hospital Advisory Board; Member, Knight Commission on
                                                              Intercollegiate Athletics; Trustee, American Beacon Funds
                                                             (2001-Present); Trustee, American Beacon Mileage Funds (2001-Present).

Kneeland Youngblood (50)     Trustee of Master Trust          Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court           since 1996 and Select            1998-Present); Director, Burger King Corporation (2004-Present);
Suite 1740                   Trust since 1999                 (Trustee, City of Dallas, Texas Employee Retirement Fund
Dallas, Texas  75201         Chairman since 2005              (2004-Present); Trustee, The Hockaday School (1997-2005); Director,
                                                              Starwood Hotels and Resorts (2001-Present); Member, Council on
                                                              Foreign Relations (1995-Present); Director, Just For the Kids
                                                              (1995-2001); Director, L&B Realty Advisors (1998-2000); Trustee,
                                                              Teachers Retirement System of Texas (1993-1999); Director, Starwood
                                                              Financial Trust (1998-2001); Trustee, St. Mark's School of Texas
                                                              (2002-Present); Trustee, American Beacon Funds (1996-Present);
                                                              Trustee, American Beacon Mileage Funds (1996-Present).


OFFICERS
                                     Term
                                   One Year

Rosemary K. Behan (47)       VP, Secretary and Chief          Vice President, Legal and Compliance, American Beacon Advisors, Inc.
                             Legal Officer since 2006         (2006-Present); Assistant General Counsel, First Command Financial
                                                              Planning, Inc. (2004-2006); Enforcement Attorney (2002-2004) and
                                                              Branch Chief (2000-2002), Securities and Exchange Commission.

Brian E. Brett (45)         VP since 2004                     Vice President, Director of Sales, American Beacon Advisors, Inc.
                                                              (2004-Present); Regional Vice President, Neuberger Berman, LLC
                                                              (investment advisor) (1996-2004).



OFFICERS (CONTINUED)

Michael W. Fields (52)      VP of Master Trust since          Vice President, Fixed Income Investments, American Beacon Advisors,
                            1995 and Select Trust             Inc. (1988-Present).
                            since 1999

Rebecca L. Harris (39)      Treasurer of Master Trust        Vice President, Finance, American Beacon Advisors, Inc. (1995-Present)
                            since 1995 and Select Trust
                            since 1999



Christina E. Sears (34)     Chief Compliance Officer since    Chief Compliance Officer (2004-Present) and Senior Compliance Analyst
                            2004 and Asst. Secretary since    (1998-2004), American Beacon Advisors, Inc.
                            1999



* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Select Trust and Master Trust, as defined by the 1940 Act. Mr. Quinn is
   Chairman and CEO of the Manager.  Mr Feld's law firm of Akin, Gump, Strauss,
   Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Master Trust's sub-advisors. Mr.
   Herring is President of the Manager.


   The Select Trust has an Audit and Compliance Committee ("Audit Committee"), consisting of Ms. Cline and Mr. O'Sullivan. Mr. Youngblood, as Chairman of the Select Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are "interested persons" of the Select Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Select Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Select Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Select Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Select Trust's independent auditors; (d) to oversee the Select Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Select Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Select Trust's Chief Compliance Officer in connection with his or her implementation of the Select Trust's Compliance Program. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 2005.

   The Select Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld and Turner. Mr. Youngblood, as Chairman of the Select Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Select Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board;
(g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met once during the fiscal year ended December 31, 2005.

   The Select Trust has an Investment Committee that is comprised of Messrs. Bogart, Massman and Quinn. Mr. Youngblood, as Chairman of the Select Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met three times during the fiscal year ended December 31, 2005.

   The Trustees who owned shares of any Fund are listed in the following table with the dollar range of their ownership in such Fund(s) and the Select Trust as a whole as of the calendar year ended December 31, 2005.



                     Dollar Range of            Dollar Range of Equity        Aggregate Dollar Range
                     Equity Securities in       Securities in U.S. Gov't      of Equity Securities
Trustee Name         Money Market Fund          Money Market Fund             in the Select Trust
------------         --------------------       ------------------------      ----------------------
INTERESTED TRUSTEE
William F. Quinn        None                       None                          None
Douglas G. Herring      None                       None                          None
Alan D. Feld            None                       None                          None

NON-INTERESTED TRUSTEES
W. Humphrey Bogart      None                       None                          None
Brenda A. Cline         None                       None                          None
Richard A. Massman      None                       None                          None
Stephen D. O'Sullivan   None                       None                          None
R. Gerald Turner        None                       None                          None
Kneeland Youngblood     None                       None                          None


   As compensation for their services to the Select Trust, the Master Trust, the American Beacon Funds and the American Beacon Mileage Funds (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) receive:

   * free air travel from American Airlines, Inc., an affiliate of the Manager (free travel also applies to Trustee's spouse);
   * reimbursement equal to the income tax on the value of the free air travel;
   * cash payment for the amount that a Trustee's annual flight service charges and income tax reimbursements are below $40,000 (effective January 1, 2006);
   * $1,000 for each Board meeting attended (effective January 1, 2005); and
   * $1,000 for each Committee meeting attended (effective January 1, 2005).

Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Prior to January 1, 2006, Mr. O'Sullivan received an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Effective January 1, 2006, Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended. For his service as Chairman, Mr. Youngblood receives an additional annual payment of $10,000. Trustees are also reimbursed for any expenses incurred in attending Board meetings. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended December 31, 2005. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.



                         Aggregate               Pension or Retirement              Total Compensation
                         Compensation From       Benefits Accrued as Part           From the Trusts
Name of Trustee          the Select Trust        of the Select Trust's Expenses     (27 Funds)
---------------          -----------------       ------------------------------     ------------------
INTERESTED TRUSTEE
William F. Quinn          $0                      $0                                 $0

Douglas G. Herring
Alan D. Feld              $4,279                  $0                                 $32,248

NON-INTERESTED TRUSTEES
W. Humphrey Bogart        $3,877                  $0                                 $29,218
Brenda A. Cline           $6,682                  $0                                 $50,357
Ben J. Fortson*           $1,010                  $0                                 $7,610
Richard A. Massman        $5,608                  $0                                 $42,263
Stephen D. O'Sullivan     $5,972                  $0                                 $45,000
R. Gerald Turner          $1,888                  $0                                 $14,225
Kneeland Youngblood       $6,057                  $0                                 $45,641

* Mr. Fortson retired from the Trusts effective February 28, 2002. He now serves as Trustee Emeritus.


   The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson currently serves as Trustee Emeritus to the Trusts.

   During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

                           CODE OF ETHICS

   The Manager and the Select Trust have each adopted a Code of Ethics ("Code") under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, each Code requires employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.

                       PROXY VOTING POLICIES

   From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the "Policy") that sets forth guidelines and procedures designed to ensure that the Manager votes such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds' shareholders and the Manager or its affiliates. Please see Appendix A for a copy of the Policy. Each Fund's proxy voting record for annual periods ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

                CONTROL PERSONS AND 5% SHAREHOLDERS

   Set forth below are the entities or persons that own more than 5% of the outstanding shares of a Fund as of January 31, 2006. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses. There were no entities or persons deemed to control the Money Market Fund by virtue of their beneficial ownership of more than 25% of the outstanding shares of the Fund as of January 31, 2006. All Trustees and officers as a group own less than 1% of the outstanding shares of either of the Funds.


            Money Market Select Fund                Total Fund
            ------------------------                ----------
            Mellon Financial Markets LLC.           15%
             1 Mellon Bank Center Fl 4
             Pittsburgh, PA  15258-0001

           The Bank of New York Insurance           6%
           Trust Escrow Department
            101 Barclay Street Floor 8W
            New York, NY  10286

           Bear Stearns Securities Corp.            5%
            One Metrotech Center North
            Brooklyn, NY  11201-3870

           *Denotes record owner of Fund shares only


          U.S. Government Money Market Select Fund  Total Fund
          ----------------------------------------  ----------
          Muir & Co.                                52%
          c/o Frost National Bank
          P.O. Box 2479
          San Antonio, TX  78298-2479

          Western Digital                           19%
          20511 Lake Forest Drive
          Lake Forest, CA  92630

          Per-Se Technologies, Inc                  12%
          1145 Sanctuary Parkway, Suite 200
          Alpharetta, GA  30004

          Bear Stearns Securities Corp.             9%*
          One Metrotech Center North
          Brooklyn, NY  11201-3870

          *Denotes record owner of Fund shares only



             MANAGEMENT AND ADMINISTRATIVE SERVICES

   The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for providing the Select Trust and the Master Trust with advisory and asset allocation services. Pursuant to the Management Agreement, the Manager also provides the Select Trust and the Master Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes:

       * complying with reporting requirements;
       * corresponding with shareholders;
       * maintaining internal bookkeeping, accounting and auditing services and records; and
       * supervising the provision of services to the Trusts by third parties.

   Each Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by investment advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the investment advisors; and any extraordinary expenses of a nonrecurring nature.

   As compensation for providing management services, each Portfolio pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of its net assets. The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. Management fees for the fiscal years ended December 31, 2003, 2004 and 2005 were approximately $4,905,000, $5,461,000 and $7,052,000. The Manager waived management fees in the amounts of approximately $43,100, $48,700 and $25,600 for these fiscal years.

   The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for certain Funds in order to maintain competitive expense ratios for those Funds. In July of 2003, the Select Trust Board and the Master Trust Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 only if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

   Foreside Fund Services, LLC, located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the distributor and principal underwriter of the Funds' shares, and as such, receives a fee from the Manager for distributing shares of the Select Trust, the American Beacon Funds and the American Beacon Mileage Funds.

                       OTHER SERVICE PROVIDERS

   The transfer agent for the Select Trust is State Street Bank and Trust Company ("State Street"), located in Boston, Massachusetts, who provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as the custodian for the Portfolios and the Funds. The independent registered public accounting firm for the Funds and the Master Trust is Ernst & Young LLP, located in Chicago, Illinois.

                 PORTFOLIO SECURITIES TRANSACTIONS

   In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio's net asset value), and other information provided to a Fund, Portfolio, or the Manager, provided, however, that the Manager determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers.

                       REDEMPTIONS IN KIND

   Although each Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by its corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.

                         NET ASSET VALUE

   It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by a Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires a Portfolio to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Master Trust Board to be of high quality with minimal credit risks. A Portfolio may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "P-1" by Moody's Investors Service, Inc. ("Moody's") and "F-1" by Fitch Ratings, and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poor's Ratings Services ("Standard & Poor's") and "P-2" by Moody's. See "Ratings of Long-Term Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.

                        TAX INFORMATION

Taxation of the Funds
---------------------
   To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Tax Code"), each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

   * Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income and (2) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement");

   * Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (2) not more that 25% of the value of its total assets is invested in (a) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirement"); and

   * Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss) ("Distribution Requirement").

   Each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions as taxable dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

   Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income forthe one-year period ending on October 31 of that year, plus certain other amounts.

Taxation of the Portfolios
--------------------------
   Each Portfolio is classified as a separate partnership for federal tax purposes and is not a "publicly traded partnership" treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

   Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and to earn a proportionate share of its corresponding Portfolio's income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

   Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

Taxation of the Funds' Shareholders
-----------------------------------
   Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

   If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

   The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       DESCRIPTION OF THE SELECT TRUST

   The Select Trust, organized on August 18, 1999, is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Select Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Select Trust and provides for indemnification and reimbursement of expenses out of Select Trust property for any shareholder held personally liable for the obligations of the Select Trust. The Declaration of Trust also provides that the Select Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Select Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Select Trust itself was unable to meet its obligations. The Select Trust has not engaged in any other business.

                            OTHER INFORMATION
   ASSET-BACKED SECURITIES-Through the use of trusts and special purpose subsidiaries, various types of assets (primarily home equity loans, automobile and credit card receivables, other types of receivables/assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities) are securitized in pass-through structures similar to Mortgage-Backed Securities, as described below. The Money Market Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements.

   BANK DEPOSIT NOTES-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

   BANKERS' ACCEPTANCES-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

   CASH EQUIVALENTS-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

   CERTIFICATES OF DEPOSIT-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

   COMMERCIAL PAPER-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

   DERIVATIVES-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

   DOLLAR ROLLS-A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. The Portfolios maintain with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.

   EURODOLLAR AND YANKEEDOLLAR OBLIGATIONS-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

   FULL FAITH AND CREDIT OBLIGATIONS OF THE U.S. GOVERNMENT-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

   ILLIQUID SECURITIES-Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

   INTERFUND LENDING-Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

   The credit facility will enhance the ability of the Funds to earn higher rates of interest on their short-term lending.

   LOAN PARTICIPATION INTRESTS-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

   LOAN TRANSACTIONS-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

   Securities loans will be made in accordance with the following conditions:
(1) a Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) a Portfolio must be able to terminate the loan after notice, at any time;
(4) a Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Master Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Master Trust Board to vote proxies.

   While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Master Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

   The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Master Trust Board.

   MORTGAGE-BACKED SECURITIES-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

     Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A
REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

     Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

   (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

   (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

   (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")- Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

   (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

   RATING OF LONG-TERM OBLIGATIONS-The Portfolios utilize ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

   The two highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier
1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

   The two highest Standard & Poor's ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

   Fitch's two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA have the lowest expectation of credit risk. A AAA rating is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA have a very low expectation of credit risk. They are deemed to have a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   The two highest ratings for long-term obligations by Dominion Bond Rating Service Limited ("DBRS") are AAA and AA. Obligations rated AAA have the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Obligations rated AA are of superior credit quality, and protection of interest and principal is considered high. Entities rated AA are also considered unlikely to be significantly affected by reasonably foreseeable events.

   Standard & Poor's and Fitch apply indicators (such as "+" and "-") and DBRS adds "high" or "low" to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

   RATINGS OF SHORT-TERM OBLIGATIONS-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

   Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1
(high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these considerations are still respectable.

   REPURCHASE AGREEMENTS-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

   Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Manager presents a minimum risk of bankruptcy during the term of the agreement. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

   In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

   REVERSE REPURCHASE AGREEMENTS-Each Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

   SECTION 4(2)SECURITIES-Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Portfolio, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

   The Master Trust Board and Manager will carefully monitor a Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

   US GOVERNMENT SECURITIES-U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

   U.S. TREASURY OBLIGATIONS-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

   VARIABLE FLOATING RATE OBLIGATIONS-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

   Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

   (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

   (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

   (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

   (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

   WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS- For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

   Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.


                                                                   APPENDIX A

      PROXY VOTING POLICY AND PROCEDURES FOR THE SELECT AND AMR TRUSTS

                     AMERICAN BEACON MASTER Trust
                        AMERICAN BEACON FUNDS
                    AMERICAN BEACON MILEAGE FUNDS
                    AMERICAN BEACON SELECT FUNDS

                 PROXY VOTING POLICY AND PROCEDURES

                   Last Amended November 15, 2006

Preface
-------

   Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

   The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager has retained a proxy voting consultant (the "Consultant") to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the "Domestic Funds"), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the "Subadvisers"). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the "International Funds") has been delegated by the International Funds' Boards of Trustees to the subadvisers for those funds ("International Subadvisers"). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

   For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, "shareholders"). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.


Domestic Funds - Procedures
---------------------------

   1. Voting -The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.

     Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds' shareholders and will propose changes to the Policy when appropriate.

   2. Conflicts of Interest - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds' distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Manager will monitor the Fund's holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

     a. Proxies for Affiliated Funds - Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees' recommendations in the proxy statement.

     b. Business / Personal Connections of the Manager - The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

     The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

     In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

     If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

     c. Business / Personal Connections of the Subadvisers - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser's disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser's disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser's recommendation regarding the proxy proposal.

   3. Securities on Loan - The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting. The Manager will determine whether the proxy includes a voting matter deemed material. If a proxy voting matter is deemed material, the Manager will institute proceedings to recall shares of the applicable security that are on loan with the intent to vote such shares in accordance with the Policy.


Domestic Funds - Policies
-------------------------

   1. Routine Proposals - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:

       A. Location of annual meeting
       B. Employee stock purchase plan
       C. Appointment of auditors
       D. Corporate strategy
       E. Director indemnification and liability protection
       F. Reincorporation

   The Funds' policy is to support management on these routine proposals.

   2. Social, Political and Environmental Proposals - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management. Financial interests of the shareholders are the only consideration for proxy voting decisions.

   3. Shareholder Equality Proposals - Issues that do not discriminate against certain shareholders will be supported. Non-discriminatory proposals include:

       A. Anti-greenmail - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

       B. Fair price provisions - Provisions that guarantee an equal price to all shareholders will be supported.

   4. Non-routine proposals - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders' investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.

   Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board's recommendations.

   Management's record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

   The following are specific issues that directly impact the financial interest of the shareholders.

       A. Board of Directors

          a. Uncontested elections - The Funds will support management's slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.

          b. Contested elections - will be evaluated on a case-by-case basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.

          c. Independent compensation committee - an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will support proposals for independent compensation committees.

          d. Independent nominating committee - The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO's business judgment. Therefore, the Funds will support proposals for independent nominating committees.

          e. Classified boards - A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds' policy is to support classified boards.

          f. Cumulative voting - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do not support cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

          g. Independent boards - The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders' long-term interests. Board members who are independent are more likely to protect shareholders' interests than company executives or other insiders. An "independent director" is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange. While the Funds' policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company's long-term prospects. If the board is less than 75% independent, the Funds will withhold their vote for non-CEO board members that are not independent.

          h. Separate chairman, CEO positions - Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.

          Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will support the company's recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a case-by-case basis.

          i. Minimum director stock / fund ownership - proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.

          Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.

          The Funds will not support proposals for minimum director stock ownership.

          j. Majority vote to elect directors - Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the "holdover" provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director. Proponents maintain that a resignation policy approach still leaves such a director technically "elected" and puts the onus on other board members to take action against one of their colleagues.

          The Funds will support proposals for a majority vote requirement to elect directors.

          k. Increase/decrease size of board - The board and management are in the best position to determine the structure for the board. If the board is independent, the Funds will support proposals to increase or decrease the size of the board. All other proposals will be reviewed on a case-by-case basis.

          l. Limit number of boards served - The board and management are in the best position to determine the structure for the board. The Funds will not support proposals to limit the number of boards a director may serve on.

          m. Term limits - Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

          The Funds will not support proposals to institute term limits.

       B. Executive / Director compensation

          a. Incentive/Stock option plans (establish, amend, add) - proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

          Opponents contend that incentive/stock option plans may dilute the shareholders' claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.

          If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally support these plans. However, the Funds will not support plans that permit:

          * Dilution in excess of the company's peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or
          * Repricing/replacing underwater options

          b. Discounted stock options - options that may be exercised at prices below the stock's fair market value on the award date. Sometimes called non-qualified options, these options are granted "in-the-money" or immediately exercisable for a profit. The Funds do not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives' interests with those of the shareholders.

          c. Exchange of underwater options - options with an exercise price higher than the market price are considered "underwater" and, needless to say, unattractive. The Funds do not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will support the exchange of underwater options that do not result in a financial gain to the participants.

          d. Cap or limit executive and director pay - The Funds will not support capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.

          e. Link pay to performance - Proponents contend that by linking pay to performance management's interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will support proposals to link pay to performance.

          f. Golden parachute provisions - provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.

          However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

          Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will support golden parachute provisions.

          g. Expensing stock options - Proponents argue that expensing stock options would more accurately reflect the company's earnings and would lead
to better comparisons among companies.   Furthermore, expensing options would
rein in what many consider to be the excessive use of stock options as compensation for executives.

          Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company's financial statements.

          The Funds will support management's recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules.

          h. Executive incentive bonus plans - Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.

          Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

          Generally, the Funds will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
          i. Supplemental executive retirement plans (SERPs) - Supplemental executive retirement plans (SERPs) are special pension benefits for executives, paid in excess of IRS deductibility limitations and exempt from provisions within the Employee Retirement and Income Security Act (ERISA). SERPs are unfunded plans and payable out of the company's general assets. The ability of a company to offer a SERP could affect the company's ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers. Companies note that it is particularly critical for a company to retain the ability to offer SERPs when hiring an executive who must forfeit substantial retirement benefits that he or she has accrued at a previous employer.

          Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.

          Generally, the Funds will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

       C. RIC Contracts and Policies

          a. Investment Advisory Contracts - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

          b. Distribution Plans - All proposals pertaining to a RIC's distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.

          c. Fundamental Objectives / Policies - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.

       D. Confidential voting - The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will not support confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

       E. Supermajority-voting provisions - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

          Opponents contend that supermajority-voting provisions detract from a simple majority's power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

          The Funds will support supermajority provisions up to 67%. All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.

       F. Anti-takeover proposals - Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board's role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.

          a. Poison pills (Shareholder rights plans) - protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.

          b. Preemptive rights - enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will support preemptive rights.

          c. Fair pricing provisions - require that if offers are not approved by the board, the bidder must pay the same "fair" price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent "two-tiered" offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will support fair pricing provisions.

          d. Dual class voting provisions - create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will not support dual class voting provisions.

       G. Stock related proposals

          a. Increase authorized common/preferred stock - A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split, acquisition or for "general corporate purposes." However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

          If the board is independent, the Funds will support increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, the Funds will not support increases in common/preferred stock.

          b. Targeted share placements - the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

          Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.

          All situations regarding targeted share placements will be reviewed on a case-by-case basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

       H. Mergers, Acquisitions, Restructurings - These transactions involve fundamental changes in the structure and allocation of a company's assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.

          All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.

   5. Other Business -- The Funds will support management with respect to "Other Business."

   6. Adjourn Meeting - The Funds will support management with respect to proposals to adjourn the shareholder meeting.


All other issues will be decided on a case-by-case basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.


Issues requiring analysis on a case-by-case basis will be voted according to the Consultant's recommendation when the Funds own less than 1% of the company's outstanding shares and less than $3 million of the company's market capitalization.


International Funds - Procedures
--------------------------------

   1. Voting - The International Funds' Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers' policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

   2. Conflicts of Interest - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

   If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.


All Funds - Other Procedures
----------------------------

   1. Recordkeeping - Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

   2. Disclosure - The Manager, in conjunction with the Consultant, will compile the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website
(if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

   3. Board Oversight - On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.